

INSTRUCTURE

Parchment Acquisition Supplement

October 30, 2023

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward'-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are "forward-looking statements," including statements regarding the consummation, expectations and benefits of the pending acquisition of Parchment, anticipated TAM following the transaction, anticipated 2024 Adjusted EBITDA of Parchment, anticipated revenue contribution of Parchment, the combined company's growth, customer demand and application adoption, and business strategy. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "should," "expect," "plan," "anticipate," "project," "believe," "estimate," "predict," "potential" or "intend," the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. These statements are only predictions. You should not place undue reliance on our forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to future events, risks and uncertainties, many of which are beyond our control, or currently unknown to us. Our assumptions may turn out to be inaccurate and cause actual events or results to differ materially from our expectation or projections. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including: the ability of the parties to consummate the proposed transaction and the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, and the ability to realize the benefits expected from the proposed transaction; the impact of the announcement and potential closing of the transaction on our and Parchment's business, employees and suppliers, and on our investor and common stock; continued economic uncertainty, including high inflation, labor shortages, high interest rates, foreign currency exchange volatility, and reduced spending by customers; failure to continue our recent growth rates; the impact of the Israel-Hamas war on the macroeconomic and geopolitical environment and on our business; risks associated with future stimulus packages approved by the U.S. federal government; our ability to acquire new customers and successfully retain existing customers; the effects of the increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from pandemics; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; failure to manage our growth effectively; changes in the spending policies or budget priorities for government funding; and other factors disclosed in our filings with the Securities and Exchange Commission ("SEC"), including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

We derive many of our forward-looking statements from our operating budgets and forecasts, which are based on many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. We caution you that the important factors referenced above may not contain all of the factors that are important to you. All written and oral forward-looking statements are expressly qualified by this cautionary statement as well as other cautionary statements that are made from time to time in our SEC filings and public communications. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our operations in the way we expect. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Non-GAAP Financial Information

This presentation contains financial measures that have not been prepared in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). These financial measures include estimated Adjusted EBITDA of Parchment and net leverage ratio of the combined company. Non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant U.S. GAAP measures. Because not all companies use identical calculations, our presentation of Non-GAAP measures may not be comparable to other similarly titled measures of other companies. We are unable to provide a reconciliation of expected Parchment Adjusted EBITDA or expected net leverage ratio for the combined company because we are unable to quantify certain amounts that would be required to be included without unreasonable efforts. In addition, Instructure believes such reconciliation would imply a degree of precision that could be misleading to investors. The non-GAAP financial measure disclosed by Instructure in this presentation should not be considered a substitute for, or superior to, financial measures prepared in accordance with U.S. GAAP, and the financial results prepared in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated.

Transaction Overview

INSTRUCTURE + parchment

- Values Parchment at $795 million[1] in an all-cash transaction at ~16x Parchment's 2024E Adjusted EBITDA, inclusive of anticipated run-rate cost synergies[2]
- Attractive valuation for high quality business model that is 95%+ recurring revenue, mid-to-high 90s gross retention and accretive to both revenue and earnings growth
- Financed with cash on hand and incremental debt under existing credit facility, resulting in estimated net debt to LTM Adjusted EBITDA ratio of ~4x at closing
- Committed to maintaining a strong balance sheet and de-levering via robust cash flow generation
- Expected to close in the first quarter of 2024, subject to receipt of regulatory approvals and other customary conditions

[1] Net of $40 million tax asset
[2] 100% of run-rate cost synergies expected to be actioned during 2024

Transaction Rationale

Expands Instructure's market-leading teaching and learning platform by providing learners with a lifelong record of their journey

Market leadership	• Combines the leading credential exchange with the leading Learning Management System
Expands TAM	• Opens an estimated $2 billion TAM across high-growth categories including credentials issuing and enrollment solutions
Learning journey alignment	• Smooths academic transitions, strengthens focus on the lifelong learning journey and extends value proposition into workforce
Enhances customer footprint	• Enables Instructure to reach 15,000 customers with a wider array of buyer personas for combined sales channels
High quality revenue base	• 95%+ recurring revenue with strong gross retention rate in the mid-to-high 90s
Attractive financial profile	• Growth accretive and highly profitable with strong free cash flow generation at an accretive valuation multiple
Mission-driven winning culture	• Shared purpose of supporting learner experience and mobility

Parchment Overview

Leading academic credentialing platform providing integrated enrollment solutions to support learner mobility

15,000+	~$115 million	107%	165 million+
Customers across K-12, HiEd, government, and workforce	2024E revenue, growing in low double-digits	Net retention rate[1]	Credentials exchanged over two decades

Parchment is led by a **deep and experienced management team** with long-standing industry relationships **backed by ~350 employees**


parchment
award
parchment
digitary

Leading credentialing platform **issuing transcripts, diplomas, certificates, verifications and badges** across 15,000+ organizations


parchment
pathways

Enrollment solutions that help over 1,000 institutions efficiently **process transcripts, recruit students, evaluate transfer credit, support dual enrollment and enable course sharing**

Source: Based on information provided by Parchment
[1] LTM for the quarter ended 2Q'23

Parchment Award – At a Glance


parchment
award™
parchment
digitary™

Most widely adopted platform for credentials issuance by academic institutions

Platform Overview

Transcripts


3.2

Collects, manages and fulfills all record requests

Diplomas



Comprehensive digital and print diploma solutions

Certificates & Digital Badges



Awarding and sharing of micro-credentials and non-degree programs

Verifications



Verify graduation and degree conferral status

Comprehensive Learner Records



Visual transcripts display academic and co-curricular competencies

Credential Profile



One account for the learner to collect and manage all credentials

Source: Based on information provided by Parchment

Parchment Pathways – At a Glance


parchment
pathways™

Platform that extends Parchment's network to support learner mobility

Platform Overview

Receive


3.2

Solution for academic and professional verifiers to request, receive and analyze transcripts and other official documents

Recruit



Issuer-network based analytics and recruiting platform that targets best-fit students through proprietary datasets and algorithms

Dual Enroll



Enables institutions to manage course availability and allows students and counselors to find and register for pathway-aligned dual-credit courses

Course Sharing



Allows institutions to create shared courses and programs while providing students a seamless cross-registration experience

Credit Evaluation



Enables institutions to efficiently manage course equivalencies and help students see how courses will count toward specific academic pathways

Source: Based on information provided by Parchment

Parchment's Network and Enrollment Solutions Connect and Align Stakeholders



Transcripts
Diplomas
Credit Transfer
Verifications
Comprehensive Learner Records
parchment
Badges
Certificates
School-Based Recruiting
Course Sharing
Dual Enroll

Credential solutions create a scaled two-sided network within and across K-12, Higher Education and Workforce

Enrollment solutions extend the value of its network and data to improve the workflows associated with student mobility

Source: Based on information provided by Parchment

Combination of Two Leading Education Platforms to Facilitate Lifelong Learning



Learning Pathways
Student Success
LMS
Assessment
Analytics
Tutorial
Transcripts
Diplomas
Portfolios
Comprehensive Learner Records
Badges
Dual Enrollment
Course Sharing
INSTRUCTURE
Rich Delivery of Teaching & Learning
parchment
Rich Evidence of Learning

INSTRUCTURE + parchment

- Expands Instructure's market-leading teaching and learning platform by providing learners with a lifelong record of their journey
- Accelerates strategic and product roadmap by combining the leading credential exchange with the leading LMS
- Deepens institutional relationships, broadens platform footprint and expands TAM by an estimated $2 billion
- Acquisition of a highly complementary asset at an attractive valuation
- Strong financial profiles combine to accelerate platform scale, expand growth opportunities and deliver unique quality of revenue and cash flow characteristics



INSTRUCTURE